SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.

                             FORM 8-K

                            CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 11, 1998

             CREATIVE RECYCLING TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)

     GEORGIA                0-28704              84-1122431
(State or other jurisdic  (Commission File      (IRS Employer
 tion of incorporation)      Number)           Identification No.)

    3500 PARKWAY LANE, SUITE 435, NORCROSS, GEORGIA 30092
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (770)729-9010

                            Not Applicable
  (Former name or former address, if changed since last report)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING
          ACCOUNTANTS.

          Not Applicable.

ITEM 5.   OTHER EVENTS.

          Not Applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On August 11, 1998, James Robert Shaw resigned as an officer and director of the Registrant. Mr. Shaw's resignation letter stated the reason for his resignation as follows: "The reason for my resignation is because of the very poor working relationship between CEO Frank Pringle and myself." The Registrant does not disagree with the reasons stated in Mr. Shaw's letter.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of businesses acquired: Not Applicable.

      (b) Pro forma financial information: Not Applicable.

      (c) Exhibits:

          17.1      Resignation letter of James Robert Shaw.

ITEM 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not Applicable.


                         SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREATIVE RECYCLING TECHNOLOGIES, INC.

Date: August 31, 1998              By:/s/ F.G. Pringle
                                   Frank Pringle
                                   Chief Executive Officer